UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2021

City Office REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36409	98-1141883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

666 Burrard Street, Suite 3210, Vancouver, British Columbia,	V6C 2X8
(Address of principal executive offices)	(Zip Code)

(604) 806-3366

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Ticker Symbols:	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	CIO	New York Stock Exchange
6.625% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	CIO.PrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement

On May 7, 2021, City Office REIT, Inc. (the “Company”) delivered to D.A. Davidson & Co. (“D.A. Davidson”) notice of termination of the Equity Distribution Agreement dated February 26, 2020, by and among the Company and D.A. Davidson (the “D.A. Davidson Distribution Agreement”), which termination will become effective May 7, 2021.

Pursuant to the D.A. Davidson Distribution Agreement, among other things, the Company, from time to time, could offer and sell up to 15,000,000 shares of the Company’s common stock and up to 1,000,000 shares of the Company’s 6.625% Series A Cumulative Redeemable Preferred Stock in transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, with D.A. Davidson acting as the Company’s agent. Under the D.A. Davidson Distribution Agreement, D.A. Davidson was entitled to compensation of 2.0% of the gross proceeds from the sales of the shares sold through it pursuant to the terms of the D.A. Davidson Distribution Agreement. As of May 7, 2021, the Company did not sell any shares of common stock pursuant to the D.A. Davidson Distribution Agreement.

The Company has decided to terminate the D.A. Davidson Distribution Agreement because it does not intend to utilize this agreement to raise additional capital. The Company will not incur any termination penalties as a result of such termination.

Item 8.01 Other Events.

On April 1, 2021, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a universal shelf Registration Statement on Form S-3 (File No. 333-254966) (the “New Registration Statement”). The New Registration Statement was declared effective by the SEC on April 12, 2021. In connection with the New Registration Statement, on May 7, 2021, the Company filed a prospectus supplement with the SEC pursuant to which the Company may offer and sell from time to time up to 15,000,000 shares of the Company’s common stock, par value $0.01 per share (the “common stock”), and up to 1,000,000 shares of the Company’s 6.625% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock” and together with the common stock, the “Shares”). Sales of Shares, if any, may be made in privately negotiated transactions and/or sales deemed to be an “at the market” offering as defined in Rule 415 of Securities Act of 1933, as amended, including, without limitation, sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. The equity distribution agreements pursuant to which the Shares may be sold were filed as exhibits to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2020.

The Company is filing this Current Report on Form 8-K to provide the legal opinion of Ballard Spahr LLP regarding the legality of the Shares, which opinion is attached hereto as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

5.1	Opinion of Ballard Spahr LLP

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY OFFICE REIT, INC.

Date: May 7, 2021	By:	/s/ James Farrar
	Name:	James Farrar
	Title:	Chief Executive Officer and Director